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                                                                   EXHIBIT 10.53


               VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST

                              FOR THE EMPLOYEES OF

                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.


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                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----
                                    ARTICLE I
                             TRUSTEE AND TRUST FUND

1.1      NAME OF TRUST                                                       2
1.2      TRUST FUND                                                          2
1.3      QUALIFIED TRUST                                                     2
                                   ARTICLE II
                                      PLAN

2.1      DELIVERY OF PLAN TO TRUSTEE                                         3
2.2      PARTICIPANT'S AND BENEFICIARY'S RIGHTS                              3

                                   ARTICLE III
                                  ADMINISTRATOR

3.1      NOTIFICATION OF NAME OF ADMINISTRATOR                               4
3.2      PLAN ADMINISTRATOR DIRECTIONS                                       4

                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1      RECEIPT OF CONTRIBUTIONS                                            5

                                    ARTICLE V
                                     TRUSTEE

5.1      BASIC RESPONSIBILITIES OF THE TRUSTEE                               6
5.2      INVESTMENT POWERS AND DUTIES OF THE TRUSTEE                         6
5.3      OTHER POWERS OF THE TRUSTEE                                         7
5.4      DUTIES OF THE TRUSTEE REGARDING PAYMENTS                           10
5.5      POST-RETIREMENT BENEFITS TO KEY EMPLOYEES                          10
5.6      TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES                      10
5.7      ANNUAL REPORT OF THE TRUSTEE                                       10
5.8      AUDIT                                                              11
5.9      RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE                     12


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                                   ARTICLE VI
                       AMENDMENT, TERMINATION, AND MERGERS

6.1      AMENDMENT                                                          13
6.2      TERMINATION                                                        13

                                   ARTICLE VII
                                  MISCELLANEOUS

7.1      ALIENATION                                                         14
7.2      CONSTRUCTION OF AGREEMENT                                          14
7.3      GENDER AND NUMBER                                                  14
7.4      LEGAL ACTION                                                       15
7.5      PROHIBITION AGAINST DIVERSION OF FUNDS                             15
7.6      BONDING                                                            15
7.7      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE                         15
7.8      INSURER'S PROTECTIVE CLAUSE                                        15
7.9      RECEIPT AND RELEASE FOR PAYMENTS                                   16
7.10     HEADINGS                                                           16


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               VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST
                    FOR THE EMPLOYEES OF RESOURCE BANCSHARES
                              MORTGAGE GROUP, INC.

         THIS AGREEMENT, made and entered into this day of November, 1999, by and between RESOURCE BANCSHARES MORTGAGE GROUP, INC. (herein referred to as the "Employer") and HSBC BANK, USA (herein referred to as the "Trustee").

                              W I T N E S S E T H :

         WHEREAS, the Employer has concurrently herewith adopted a 501(c)(9) plan known as the VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION PLAN FOR THE EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC. (herein referred to as the "Plan"); and

         WHEREAS, under the terms of the Plan, funds will from time to time be contributed to the Trust which funds as and when received by the Trustee, will constitute a trust fund to be held by said Trustee under the Plan for the benefit of the Participants and of their Beneficiaries; and

         WHEREAS, the Employer desires the Trustee to hold and administer such funds and the Trustee is willing to hold and administer such funds pursuant to the terms of this Agreement; and

         WHEREAS, the Employer intends that this Trust (and the Plan attached hereto) shall constitute an employee welfare benefit plan under Section 3(1) of the Employee Retirement Income Security Act of 1974 (ERISA) and as such shall be subject to the requirements of Parts 1 and 4 of Subtitle B, Title I of ERISA;

         NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants herein contained, the Employer and the Trustee do hereby covenant and agree as follows:



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                                    ARTICLE I
                             TRUSTEE AND TRUST FUND

1.1      NAME OF TRUST

         This trust shall be entitled the "VOLUNTARY EMPLOYEES' BENEFICIARY ASSOCIATION TRUST FOR THE EMPLOYEES OF RESOURCE BANCSHARES MORTGAGE GROUP, INC." (hereinafter referred to as the "Trust"), and shall carry into effect the provisions of the Plan created prior to, or concurrently herewith and forming a part hereof. With the exception of the terms "Employer", "Plan", "Trustee" and "Trust" which are defined in this Agreement, the definitions in such Plan are hereby incorporated herein by reference. The Trustee hereby agrees to act as Trustee of the Trust, and to take, hold, invest, administer and distribute in accordance with the following provisions, any and all contributions and assets paid or delivered to the Trustee pursuant to the Plan.

1.2      TRUST FUND

         All of the assets at any time held hereunder by the Trustee are hereinafter referred to collectively as the "Trust Fund". All right, title and interest in and to the assets of the Trust Fund shall be at all times, vested exclusively in the Trustee. The Trustee shall receive, take and hold any contributions paid to the Trustee in cash or in other property acceptable to the Trustee. All contributions so received together with the income therefrom and any other increment thereon shall be held, managed and administered by the Trustee pursuant to the terms of this Agreement without distinction between principal and income and without liability for the payment of interest thereon. The Trustee shall not be responsible for collection of any contributions to the Plan.

1.3      QUALIFIED TRUST

         The Trust is hereby designated as constituting a part of the Plan which is intended to continue to qualify and to be tax exempt under Section 501(c)(9) of the Code, as amended from time to time. Until advised otherwise, the Trustee may conclusively presume that this Trust is qualified under Section 501(c)(9) of the Code as amended from time to time, and that this Trust is exempt from federal income taxes.


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                                   ARTICLE II
                                      PLAN

2.1      DELIVERY OF PLAN TO TRUSTEE

         The Employer shall deliver to the Trustee a copy of the Plan and of any amendments thereto for convenience of reference, but rights, powers, titles, duties, discretion and immunities of the Trustee shall be governed solely by this instrument without reference to the Plan.

2.2      PARTICIPANT'S AND BENEFICIARY'S RIGHTS

         This Plan shall not be deemed to constitute a contract between the Employer and any Participant or Beneficiary or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant of Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.



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                                   ARTICLE III
                                  ADMINISTRATOR

3.1      NOTIFICATION OF NAME OF ADMINISTRATOR

         The Plan provides for the appointment of an Administrator or Administrators to administer the Plan. The Employer shall notify the Trustee in writing of the name of the Administrator, and of any change in the identity of such Administrator. Until notified of the change, the Trustee shall be fully protected in acting upon the assumption that the identity of the Administrator has not been changed.

3.2      PLAN ADMINISTRATOR DIRECTIONS

         The Administrator shall have sole responsibility for determining the existence, non-existence, nature and amount of the rights and interests of all persons in the Trust Fund. All directions by the Administrator to the Trustee shall be in writing signed by such Administrator. The Employer shall furnish to the Trustee a specimen signature of the Administrator or Administrators at the time he or they are appointed.


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                                   ARTICLE IV
                                  CONTRIBUTIONS

4.1      RECEIPT OF CONTRIBUTIONS

         The Trustee shall receive all contributions paid in cash or other property and all contributions so received together with the income therefrom and any increment thereon shall be held, managed and administered by the Trustee pursuant to this Agreement without distinction between principal and income. The Trustee shall have no duty to require any contributions to be made to the Trust by the Employer or to determine that the amounts received comply with the Plan, or to determine that the Trust Fund is adequate to provide the benefits payable pursuant to the Plan.



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                                    ARTICLE V
                                     TRUSTEE

5.1      BASIC RESPONSIBILITIES OF THE TRUSTEE

         The Trustee shall have the following categories of responsibilities:

         (a) Consistent with the "funding policy and method" determined by the Employer to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Employer should appoint such manager as to all or a portion of the assets of the Plan in accordance with the provisions of the Plan;

         (b) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants or Beneficiaries.

         (c) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per
Section 5.7.

         If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

5.2      INVESTMENT POWERS AND DUTIES OF THE TRUSTEE

         (a) The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times this Plan may qualify as both an employee welfare benefit plan and a voluntary employees' beneficiary association.

         (b) The Trustee may, from time to time with the consent of the Employer, transfer to a common, collective, or pooled trust fund maintained by any corporate Trustee hereunder, all or such part of the Trust Fund as the Trustee may deem advisable, and such part or all of the Trust Fund so transferred shall be subject to all the terms and provisions of the common, collective, or pooled trust fund which contemplate the commingling for investment purposes of such Trust assets with trust assets of other trusts. The Trustee may, from time to time with the consent of the Employer, withdraw from such common, collective, or pooled trust fund all or such part of the Trust Fund as the Trustee may deem advisable.



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         (c) If life insurance policies have been issued under the Plan, the
Trustee, at the direction of the Administrator, shall apply for, own, and pay premiums on such life insurance policies.

5.3      OTHER POWERS OF THE TRUSTEE

         The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of this Agreement, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

         (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

         (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

         (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

         (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

         (f) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;



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         (g) To accept and retain, for such time as it may deem advisable, any securities or other property received or acquired by it as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

         (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

         (i) To settle, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

         (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

         (k) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan;

         (l) To apply for and procure from responsible insurance companies, to be selected by the Administrator, such endowment or other insurance contracts on the life of any Participant or Beneficiaries as required to insure or protect the benefits under the Plan as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such endowment or other insurance contracts; to collect, receive, and settle for the proceeds of all such endowment or other insurance contracts as and when entitled to do so under the provisions thereof;

         (m) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

         (n) To invest in Treasury Bills and other forms of United States government obligations;

         (o) Except as hereinafter expressly authorized, the Trustee is prohibited from selling or purchasing stock options. The Trustee is expressly authorized to write and sell call options under which the holder of the option has the right to purchase shares of stock held by the Trustee as a part of the assets of this Trust, if such options are traded on and sold through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, which exchange has been authorized to provide a market for option contracts pursuant to Rule 9B-1 promulgated under such Act, and so long as the Trustee at all times up to and including the time of exercise or expiration of any such option holds sufficient stock in the assets of this Trust to meet the obligations under such option of exercised. In addition, the Trustee is expressly authorized to



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purchase and acquire call options for the purchase of shares of stock covered by such options if the options are traded on and purchased through a national securities exchange as described in the immediately preceding sentence, and so long as any such option is purchased solely in a closing purchase transaction, meaning the purchase of exchange traded call option the effect of which is to reduce or eliminate the obligations of the Trustee with respect to a stock option contract or contracts which it has previously written and sold in a transaction authorized under the immediately preceding sentence.

         (p) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

         (q) To pool all or any of the Trust Fund, from time to time, with assets belonging to any other qualified employee benefit trust or created by the Employer, and to commingle such assets and make joint or common investments and carry joint accounts on behalf of this Plan and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or any pooled assets of the two or more trusts in accordance with their respective interests.

         (r) To acquire by lease, purchase or rent, property, real or personal, at public or private sale, with or without security, in such manner, at such time or times, for such purposes, for such prices and upon such terms, credits and conditions as the Trustee may deem advisable.

         (s) To retain such real or personal property for any period, whether or not the same be of the character permissible for investments by fiduciaries under any applicable law, and without regard to any effect the retention may have upon the diversification of the investments.

         (t) To sell, transfer, exchange, convert or otherwise dispose of, or grant options with respect to any property, real or personal, held in the trust fund, at public or private sale, with or without security, in such manner, at such time or times, for such purposes, for such prices and upon such terms, credits and conditions as the Trustee may deem advisable.

         (u) To possess, manage, insure against loss by fire or other casualties, develop, subdivide, control, partition, mortgage, lease (to Participants or their Beneficiaries) or otherwise deal with any and all real property; to satisfy and discharge or extend the term of any mortgage thereon; to execute the necessary instruments and covenants to effectuate the foregoing powers, including the giving or granting of options in connection therewith; to make improvements, structural or otherwise, or abandon the same if deemed to be worthless or not of sufficient value to warrant keeping or protecting; to abstain from the payment of taxes, water rents, assessments, repairs, maintenance and upkeep of the same; to permit to be lost by tax sale or other proceeding or to convey the same for a nominal consideration or without consideration; to set up appropriate reserves out of income for repairs, modernization and upkeep of buildings, including reserves for depreciation and obsolescence, and to add such reserves to principal, and, if the income from the property itself should not suffice for such purposes, to advance out of the other income any sums needed therefor, and, to advance any income of the Trust for the amortization of any mortgage on



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property held in the Trust.


5.4      DUTIES OF THE TRUSTEE REGARDING PAYMENTS

         At the direction of the Administrator, the Trustee shall, from time to time, in accordance with the terms of the Plan, make payments out of the Trust Fund. The Trustee shall not be responsible in any way for the application of such payments.

5.5      POST-RETIREMENT BENEFITS TO KEY EMPLOYEES

         The Trustee shall establish separate accounts for each key employee (as defined in Section 416(i) of the Code) for any medical benefits or life insurance to be provided to such key employee after retirement. The key employee's post-retirement medical and life insurance benefits may only be paid from such separate account.

5.6      TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES

         The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund.

5.7      ANNUAL REPORT OF THE TRUSTEE

         Within ninety (90) days after the end of each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of the account with respect to the Fiscal Year for which such contribution was made setting forth:

                  (1) the net income, or loss, of the Trust Fund;

                  (2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

                  (3) the increase, or decrease, in the value of the Trust Fund;

                  (4) all payments and distributions made from the Trust Fund;
and

                  (5) such further information as the Trustee and/or Administrator deems appropriate.



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         The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within sixty (60) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

5.8      AUDIT

         (a) If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall engage an independent certified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether each of the following statements, schedules, or lists, or any others that are required by Section 103 of the Act or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently:

                  (1)      statement of the assets and liabilities of the Plan;

                  (2) statement of changes in net assets available to the Plan;

                  (3) statement of receipts and disbursements, a schedule of all assets held for investment purposes, a schedule of all loans or fixed income obligations in default at the close of the Plan Year;

                  (4) a list of all loans in default or uncollectible during the Plan Year;

                  (5) the most recent annual statement of assets and liabilities of any bank common or collective trust fund in which Plan assets are invested or such information regarding separate accounts or trusts with a bank or insurance company as the Trustee, and

                  (6) a schedule of each transaction or series of transactions involving an amount in excess of five percent (5%) of Plan assets.

         All auditing and accounting fees shall be an expense of and may, at the election of the



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Administrator, be paid from the Trust Fund.

         (b) If some or all of the information necessary to enable the Administrator to comply with Section 103 of the Act is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in
Section 103(b) of the Act within one hundred twenty (120) days after the end of the Plan Year or such other date as may be prescribed under regulations of the Secretary of Labor.

5.9      RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE

         (a) The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

         (b) The board of directors of the Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal and a copy, certified by the Secretary of the Employer, of the resolution adopted by such board of directors effecting his removal.

         (c) Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by resolution of the board of directors of the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of this Agreement.

         (d) The board of directors may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the board of directors of the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

         (e) Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 5.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the Plan Year. The procedures set forth in Section 5.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 5.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has



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rendered all statements of account required by Section 5.7 and this subparagraph.


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                                   ARTICLE VI
                       AMENDMENT, TERMINATION AND MERGERS

6.1      AMENDMENT

         The Employer shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective upon delivery of a duly executed instrument to the Trustee, provided that the Trustee shall in writing consent to the terms of such amendment.

6.2      TERMINATION

         The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

(a) complete distribution of the assets in the Trust Fund to the Participants or their Beneficiaries as soon as the Trustee deems it to be in the best interests of the Participants or their Beneficiaries, except however, such distribution shall only be made (1) pursuant to the terms of a collective bargaining agreement or (2) on the basis of objective and reasonable standards which do not result in unequal payments to similarly situated Participants or their Beneficiaries or in disproportionate payments to officers, shareholders, or highly compensated Employees of an Employer contributing to or otherwise funding this Plan; or

(b) that any assets remaining in the Plan, after the satisfaction of all liabilities to existing Participants or their Beneficiaries, be applied to provide such Participants or their Beneficiaries with the benefits set forth in the Plan, provided, however, that such benefits shall not be provided in disproportionate amounts to officers, shareholders, or highly compensated Employees of the Employer.


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                                   ARTICLE VII
                                  MISCELLANEOUS

7.1      ALIENATION

         No benefit which shall be payable out of the Trust Fund to any person (including a Participant or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law. Except, however, this provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement and at the time a distribution is to be made or for his benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be deducted in whole or part from his benefits. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his benefits, he shall be entitled to a review of the validity of the claim by the Administrator.

         In the event a Participant 's or Beneficiary's benefits are garnished or attached by order of any court, the Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

7.2      CONSTRUCTION OF AGREEMENT

         This Plan shall be construed and enforced according to the Act and the laws of the State of South Carolina to the extent not preempted by the Act.

7.3      GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.


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

7.4      LEGAL ACTION

         In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, not arising out of any willful action of such Trustee or Administrator they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

7.5      PROHIBITION AGAINST DIVERSION OF FUNDS

         It shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

7.6      BONDING

         Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in this Agreement to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

7.7      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

         Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any contract of insurance issued hereunder or for the failure on the part of the insurer to make payments provided by any such contract, or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.

7.8      INSURER'S PROTECTIVE CLAUSE

         Any insurer who shall issue contracts of insurance hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

7.9      RECEIPT AND RELEASE FOR PAYMENTS

         Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of this Agreement, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

7.10     HEADINGS

         The headings and subheadings of this Agreement have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.


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

         IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.

                                            RESOURCE BANCSHARES MORTGAGE
                                                     GROUP, INC.


WITNESS:                                    By:_______________________________


-------------------------


                                            HSBC BANK, USA



WITNESS:                                    By:________________________________


-------------------------



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